Gains (Losses) on Equity Investments, Net	12 Months Ended
Dec. 27, 2014
Gains (Losses) on Equity Investments, Net [Abstract]
Gains (Losses) on Equity Investments, Net [Text Block]
Note 20: Gains (Losses) on Equity Investments, Net
The components of gains (losses) on equity investments, net for each period were as follows:

(In Millions)	2014	2013	2012
Share of equity method investee losses, net	$(69)	$(69)	$(81)
Impairments	(146)	(123)	(154)
Gains on sales, net	422	515	183
Dividends	57	46	—
Other, net	147	102	193
Total gains (losses) on equity investments, net	$411	$471	$141

The majority of gains on sales, net for 2014 resulted from gains on private equity sales.
During 2013, we sold our shares in Clearwire Corporation, which had been accounted for as available-for-sale marketable equity securities, and our interest in Clearwire LLC, which had been accounted for as an equity method investment. We received proceeds of $142 million on the sale of our shares in Clearwire Corporation and $328 million on the sale of our interest in Clearwire LLC. The proceeds received on the sale of our shares in Clearwire Corporation and our interest in Clearwire LLC are included in "sales of available-for-sale investments" and "other investing," respectively, within investing activities on the consolidated statements of cash flows. During 2013, we recognized gains of $111 million on the sale of our shares in Clearwire Corporation and $328 million on the sale of our interest in Clearwire LLC. The total gain of $439 million on these transactions is included in "gains (losses) on equity investments, net" on the consolidated statements of income.